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                                 [CORPFIN LOGO]


                                                                    EXHIBIT 10.5

                           PLACEMENT AGENCY AGREEMENT

         THIS AGREEMENT ("AGREEMENT") is made as of the 25th day of May 2004, by and between Wave Systems Corp., the ("COMPANY"), and, Corpfin Inc., a Georgia corporation (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the Company desires to consider strategic alternatives available to it which include, but are not limited to, issuing and selling equity of the Company in the amount of up to and including $25,000,000.00.

         WHEREAS, the Agent has offered to assist the Company in the procurement, if necessary, of potential purchasers of the Company's common stock, $0.01 par value, per share (the "Common Stock") or warrants to purchase shares of Common Stock (the "Equity") and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

         1. ENGAGEMENT OF AGENT. The Company hereby appoints the Agent as non-exclusive Agent to procure potential purchasers of the Company's Equity (the "AGENT SERVICES"). The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment. This appointment shall be irrevocable for the period commencing as of the date hereof and ending upon the termination of the Agreement in accordance with Section 7 hereof (the "TERM").

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

                 (a) ACCURACY OF INFORMATION. All information provided by the Company to the Agent regarding the Company is true and does not omit any material fact necessary to make such information, in light of the circumstances under which it was delivered, not misleading. If during the Term, any event occurs or any event known to the Company relating to or affecting the Company and/or the Agent shall occur as a result of which the information provided to the

    Corpfin.com, Inc. - 555 North Point Center East, 4th Floor - Alpharetta,
                  GA 30022 678-366-5019 tel - 678-366-4424 fax

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Agent becomes incorrect or misleading, the Company shall inform the Agent of such occurrence within a reasonable period of time.

                 (b) NO DEFAULTS. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company.

                 (c) INCORPORATION AND AUTHORIZATION. The Company is duly formed and validly existing in good standing as a corporation under the laws of the State of its incorporation. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company.

         3. REPRESENTATIONS AND WARRANTIES OF THE AGENT. In order to induce the Company to enter into this Agreement, the Agent hereby represents and warrants to and agrees with the Company as follows:

                 (a) NO DEFAULTS. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Agent (in any respect that is material to the Agent), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Agent is a party or by which the Agent or any property of the Agent is bound, or to the Agent's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Agent or any property of the Agent.

                 (b) INCORPORATION AND AUTHORIZATION. The Agent is duly formed and validly existing in good standing as a corporation under the laws of the State of its incorporation. The execution and delivery by the Agent of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Agent. The Agent is a registered broker-dealer with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

         4. PLACEMENT/UNDERWRITER'S FEE. The Company shall pay the Agent a fee of four percent (4%) of the gross subscription proceeds of an equity offering by the Company from

    Corpfin.com, Inc. - 555 North Point Center East, 4th Floor - Alpharetta,
                  GA 30326 678-366-5019 tel - 678-366-4424 fax

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purchasers procured by the Agent or purchasers represented or deemed to be represented by the Agent as Underwriter for a period of six (6) months following termination of this Agreement pursuant to Section 7 herein; provided such subscriptions are accepted by the Company.

         5.      NON-CIRCUMVENTION. The Company hereby agrees as follows:

         The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law. Such clients shall be those entities or individuals that the Agent has procured for investment in the Company (the "CLIENTS"). For a period of six (6) months from the termination of this Agreement, the Company will not solicit or enter into any transaction covered by this Agreement with the Clients without the written consent of the Agent.

         6.      INDEMNIFICATION.

                 (a) The Company agrees to indemnify and hold harmless the Agent and the Agent's employees, accountants, attorneys and agents (the "AGENT'S INDEMNITEES") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under any statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon a breach of this Agreement; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(a) shall not apply to amount paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any breach on teh Agent's or the Agent's Indemnitees' part of this Agreement. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 6(a), to notify the Company in writing of the commencement of such action. The Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing.

                 (b) The Company agrees to notify the Agent promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with this Agreement and to furnish to the Agent, at its request, copies of all pleadings therein and to permit the Agent to be observers therein and apprise the Agent of all developments therein, all at the Company's expense.

                 (c) The Agent agrees, in the same manner and to the same extent as set forth in Section 6(a) above, to indemnify and hold harmless the Company and the Company's employees, accountants, attorneys and agents (the "COMPANY'S INDEMNITEES") with respect to any breach of any representation, warranty or covenant made by the Agent or the Agent's

    Corpfin.com, Inc. - 555 North Point Center East, 4th Floor - Alpharetta,
                  GA 30326 678-366-5019 tel - 678-366-4424 fax

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Indemnitees in this Agreement, or with respect to any claims arising out of any information provided by the Agent to the Company in writing for the express purpose of inclusion in a registration statement.

         7.      TERMINATION.

                 (a) This Agreement may be terminated by either party upon thirty (30) days prior written notice.

                 (b) Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Section 4 (as limited therein); and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 6 hereof.

         8. BEST EFFORTS. The Company expressly acknowledges and agrees that Agent's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Agent to purchase any securities and does not ensure the successful placement of any securities or any portion thereof or the success of Agent with respect to securing any other financing on behalf of the Company.

         9.      MISCELLANEOUS.

                 (a)   NOTICE.     Whenever notice is required by the provisions
of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

                 If to Company:    Wave Systems Corp.
                                   480 Pleasant Street
                                   Lee, MA 01238
                                   Attn:  Steven Sprague
                                   Fax:   (413) 243-0045

Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

                 If to the Agent:  Corpfin,  Inc.
                                   555 North Point Center East
                                   Fourth Floor
                                   Alpharetta, GA  30022
                                   Attn: John Canouse
                                   Fax:   (678) 366-4424

    Corpfin.com, Inc. - 555 North Point Center East, 4th Floor - Alpharetta,
                  GA 30326 678-366-5019 tel - 678-366-4424 fax

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                 (b)   GOVERNING LAW. The validity, interpretation, and
construction of this Agreement will be governed by the Laws of the State of Georgia.

                 (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

                 (d) CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

                            [signature page follows]

    Corpfin.com, Inc. - 555 North Point Center East, 4th Floor - Alpharetta,
                  GA 30326 678-366-5019 tel - 678-366-4424 fax

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         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                                    COMPANY

                                    WAVE SYSTEMS CORP.

                                    By:    /s/ Steven Sprague
                                           ------------------
                                    Name:  Steven Sprague
                                    Title: President and CEO


                                    AGENT

                                    CORPFIN, INC.

                                    By:    /s/ John Canouse
                                           ----------------
                                    Name:  John Canouse
                                    Title: Chief Executive Officer

    Corpfin.com, Inc. - 555 North Point Center East, 4th Floor - Alpharetta,
                  GA 30326 678-366-5019 tel - 678-366-4424 fax

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